SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2005

HearMe

(Exact name of registrant as specified in its charter)

000-25399

(Commission File Number)

Delaware	94-3217317
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

c/o Burr, Pilger & Mayer LLP

600 California Street, Suite 1300

San Francisco, California  94108

(Address of principal executive offices, with zip code)

(415) 421-5757

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 18, 2005, HearMe, a Delaware corporation (the “Company”), issued a press release announcing a final cash distribution of $.009977 per share to be paid on or about August 30, 2005 out of net available assets to stockholders of record as of the Company’s final record date of November 26, 2001.  A copy of this press release is filed herewith as Exhibit 99.1.

As this is the Company’s final liquidating distribution, the Company does not anticipate filing further reports with the Securities and Exchange Commission under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed as part of this report:

Number	Exhibit

99.1	Press release of HearMe dated August 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearMe
(Registrant)

Date: August 18, 2005	By:	/s/ Stephen D. Mayer
Stephen D. Mayer
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release of HearMe dated August 18, 2005.